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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 2002

                              RAIT Investment Trust
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             (Exact name of registrant as specified in its charter)


     Maryland                       1-14760                    23-2919819
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(State of incorporation           (Commission               (I.R.S. Employer
 or organization)                 File Number)             Identification No.)


             1818 Walnut Street, 28th Floor, Philadelphia, PA 19103
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              (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including are code       (215) 861-7900
                                                   ------------------------


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Item 5   Other Events

         On April 23, 2002, RAIT Investment Trust issued a press release regarding its earnings for the first quarter of fiscal 2002.


Item 7   Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit Number            Description of Document
                  --------------            -----------------------
                      99                         Press Release






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RAIT INVESTMENT TRUST

                                            By:  /s/  Ellen J. DiStefano
                                                 -------------------------------
                                                 Ellen J. DiStefano
                                                 Chief Financial Officer